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                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                             _________________

                                 FORM 8-K


                              CURRENT REPORT



                  PURSUANT TO SECTION 13 OR 15(d) of the
                      SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):   April 1, 1997



                            COMCAST CORPORATION
           -----------------------------------------------------
          (Exact name of registrant as specified in its charter)


Pennsylvania                       0-6983                        23-1709202
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(State or other               (Commission file                 (IRS employer
jurisdiction of                    number)                     identification
incorporation)                                                  no.)



            1500 Market Street, Philadelphia, PA             19102
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           (Address of principal executive offices)      (Zip Code)




       Registrant's telephone number, including area code (215) 665-1700
                                                          --------------

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ITEM 5.  OTHER EVENTS.


      On April 1, 1997, Comcast Corporation ("Comcast") issued a press release announcing that Comcast Entertainment Holdings LLC completed the acquisition of a majority interest in E! Entertainment Television. Comcast Entertainment Holdings LLC is a joint venture between Comcast and The Walt Disney Company. A copy of the press release is attached as Exhibit (99.1) and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)     Exhibits.

      (99.1)  Press Release dated April 1, 1997 from Comcast.





                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  April 3, 1997                            COMCAST CORPORATION



                                                 By: /s/ Joseph J. Euteneuer
                                                     -----------------------
                                                     Joseph J. Euteneuer
                                                     Vice President and
                                                     Corporate Controller







                                 EXHIBIT INDEX


Exhibit Number                  Descpription
--------------                  ------------
  (99.1)                 Press Release dated April 1, 1997
                         from Comcast Corporation







                                EXHIBIT (99.1)




             ACQUISITION OF E! ENTERTAINMENT TELEVISION FINALIZED

Philadelphia, PA -- April 1, 1997 -- Comcast Corporation announced today that Comcast Entertainment Holdings LLC completed the acquisition of a majority interest in E! Entertainment Television from Time Warner. E! Entertainment is a cable network that provides entertainment programming to more than 42 million subscribers. Comcast Entertainment Holdings LLC is a joint venture between Comcast Corporation and The Walt Disney Company.

Lee Masters, President and CEO of E! Entertainment, said "This new ownership will give our company the focus, resources, attention and expertise we need to propel our growth. I'm ecstatic."

E! Entertainment Television will be managed by Comcast's programming partnership, C3 (Comcast Content & Communication). Richard H. Frank, Chairman and CEO of C3, said "We are excited about the opportunity to continue to build on E! Entertainment's significant subscriber and programming foundation and to make E! synonymous with entertainment programming, both domestically and internationally."

Comcast Corporation is principally engaged in the development, management and operation of wired telecommunications including cable television and telephone services; wireless telecommunications including cellular, personal communications services and direct to home satellite television; and content through principal ownership of QVC, the world's premier electronic retailer, through C3 (Comcast Content & Communication), through majority ownership of Comcast-Spectacor and controlling interest in E! Entertainment and through other programming investments. The Company's consolidated and affiliated operations serve over ten million customers worldwide.

Comcast's Class A and Class A Special Common Stock are traded on The Nasdaq Stock Market under the symbols CMCSA and CMCSK, respectively.

The Walt Disney Company, a global entertainment company, is traded on the New York Stock Exchange under the symbol DIS.